Semi-Annual Report

August 31, 2001

COPLEY FUND, INC.

A No-Load Fund

Copley Fund, Inc.

Copley Financial Services Corp. - Investment Manager

P.O. Box 3287, Fall River, Massachusetts 02722, (508)674-8459

October 18, 2001

Dear Fellow Shareholder:

"One who does not learn from history is doomed to repeat it". Unfortunately most analysts, brokers, and investors paid no attention to this old cliché.

Your management prior to starting Copley Fund, Inc. had been exposed to the crash of 1929, the depression, the collapses of the early 1950's, the late 1960's and early 1970's. It was with these events in mind that we started Copley Fund, Inc. The Fund was structured to minimize as much risk as possible but still to take advantage of stock market gains. We invested mainly in stocks that paid high dividends in increasing amounts, had solid earnings to support these dividends and that were highly visible (thus making these stocks easy to liquidate if necessary). This structure enabled us to escape the severe down turns of 1982, October 1987, the last half of 1999, and the year 2000 to the present. In 2000 Copley had a gain of 22 1/2% as opposed to large losses of the Dow and Nasdaq. This year as of this writing Copley has a loss of approximately 6 1/2% as compared to the losses of the Dow of 14% and the Nasdaq of 34%.

The following record is a clear indication of the viability of our philosophy.

1984* +23.9%(Top performing Fund in 1984)

    +25%
    +18%
    -8%
    +20%
    +16%(Including a reserve for taxes on unrealized gains.)
    -2%
    +18%
    +18%
    +10%
    -7%
    +26%
    +5%
    +25%
    +14%
    -6.86%
    +22.50%
    7.8% (as of August 31, 2001)

*Calendar Years


Do keep in mind because we do not distribute our dividends or capital gains the taxable investor saves on average 3% of the net asset value of any fund in personal taxes i.e., if a fund has gained 13% and Copley 10% the two funds are probably equal in the after tax return.

The present terrorist crisis has only added to the probability that the stock market should be in limbo for the near future. We believe the groups in which we are invested (Utilities, Drugs, Energy and major Baby Bells) have the potential for capital gains.

We have checked with our Transfer agent and Custodian (in this terrorist environment) in the event of a catastrophe are there enough safeguards to protect all the information necessary to maintain the fund (i.e., assets of the fund and individual ownerships of the Fund). Each has triple locations and all appropriate information in these locations.

Re our operating division we are in the midst of negotiations to increase our merchandise exposure in chains in which we are now involved. This will give us the potential of tripling our present volume with an appropriate increase in profits.

Thus even in this present terrorist atmosphere we are optimistic for the future of Copley Fund, Inc. We believe our sane and logical approach will result in continued increases in value with a minimum of risk.

Our thanks to our Board and our shareholders for their support throughout our twenty-one years of operation.

Cordially yours,

/s/ Irving Levine

Irving Levine

PRESIDENT

P.S. Lipper a recognized statistician of Mutual Funds has just informed us that we have been named a "Lipper Leader" for the three year period ending September 30, 2001.

This means we have preserved capital during a variety of market conditions relative to other funds and is appropriate for risk adverse investors who value superior risk adjusted returns relative to peers.

Copley Fund, Inc. Per Share ValueCALENDAR YEAR ENDED DECEMBER 31, 2000PERIOD ENDED August 31, 2001

Year Per Share Value

1981 4.531982 5.431983 6.061984 7.511985 9.361986 11.001987 10.111988 12.121989 14.28

1990 14.06

1991 16.47

1992 19.38

1993 21.35

1994 19.71

1995 24.65

1996 26.05

1997 32.58

1998 37.04

1999 34.50

2000 42.26

2001 38.96 (As of Aug. 31, 2001)

ACCOUNTANT'S REVIEW REPORT

Shareholders and Board of Directors

Copley Fund, Inc.

Palm Beach, Florida

I have made a review of the accompanying statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc., as of August 31, 2001, and the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the selected per share data and ratios for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these statements is the representation of the management of Copley Fund, Inc.

A review of interim financial information consists principally of obtaining an understanding of the system for the preparation of interim financial information, applying analytical review procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based upon my review, I am not aware of any material modifications that should be made to the financial statements referred to above for them to be in conformity with generally accepted accounting principles.

I have previously audited, in accordance with generally accepted auditing standards, the statement of assets and liabilities as of February 28, 2001 and the related financial statements and cash flows for the year then ended (not presented in full herein); and in my report dated April 25, 2001, I expressed an unqualified opinion on those financial statements.

ROY G. HALECertified Public AccountantLa Plata, MarylandOctober 15, 2001

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS

August 31, 2001

Shares Value

COMMON STOCKS-99.32%

BANKING-4.92%

J.P. Morgan Chase & Company 37,000 $ 1,457,800

PNC Financial Services Group 30,000 1,997,700

3,455,500

CHEMICALS-0.58%

DuPont (E.I) deNemours & Company 10,000 409,700

DIVERSIFIED UTILITY COMPANIES-9.45%

Alliant Energy Corp. 25,000 $ 759,500

Dominion Resources, Inc. 30,000 1,888,500

FPL Group 55,000 2,989,250

TXU Corp. 21,000 997,080

6,634,330

DRUG COMPANIES-9.64%

Bristol Myers Squibb Co. 100,000 5,614,000

Pfizer, Inc. 30,000 1,149,300

6,763,300

ELECTRIC AND GAS-14.65%

American Electric Power 55,000 2,517,350

Cinergy Corp. 20,000 644,000

First Energy Corp. 40,000 1,315,600

Kansas City Power & Light Co. 45,000 1,128,600

Progress Energy, Inc. 40,000 1,667,600

SCANA, Corp. 50,000 1,353,500

Sempra Energy, Inc. 35,000 948,150

Western Resources, Inc. 8,511 154,900

Xcel Energy, Inc. 20,000 548,000

$ 10,277,700

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS

August 31, 2001

Shares Value

ELECTRIC POWER COMPANIES-15.12%

Allegheny Energy, Inc. 45,000 $ 1,983,600

Ameren Corporation 30,000 1,237,500

DTE Energy Company 55,000 2,380,950

Exelon Corporation 11,600 633,360

Mirant Corporation 9,940 284,781

Nstar 20,000 891,200

PP&L Corp. 50,000 2,167,500

Potomac Electric Power Co. 20,000 449,800

Southern Company 25,000 579,250

10,607,941

GAS UTILITIES & SUPPLIES-9.22%

Delta Natural Gas Co. 15,000 292,500

Energy East Corp. 36,898 777,072

Keyspan Energy Corp. 45,000 1,453,500

New Jersey Resources Corp. 25,000 1,125,000

Northwest Natural Gas Co. 30,000 750,000

Peoples Energy Corp. 30,000 1,179,000

WGL Holdings, Inc. 33,000 891,330

6,468,402

HEALTH CARE PRODUCTS-0.38%

Zimmer Holdings, Inc. 10,000 272,000

HYDRO ELECTRIC-1.98%

IDA Corp. 35,000 1,386,350

INSURANCE-3.02%

Arthur J. Gallagher & Company 80,000 2,120,800

OILS-12.24%

BP Amoco PLC 25,500 1,297,440

Exxon-Mobil Corp. 106,086 4,259,353

Sunoco, Inc. 25,000 945,750

Texaco, Inc. 30,000 2,089,500

$ 8,592,043

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS

August 31, 2001

Shares Value

RETAIL-1.37%

Wal-Mart Stores, Inc. 20,000 $ 961,000

TELEPHONE-16.75%

Bell South Corp. 20,000 746,000

Qwest Communications, Inc. 43,233 929,510

SBC Communications, Inc. 118,946 4,866,081

Verizon Communications, Inc. 104,232 5,211,600

11,753,191

Total Common Stocks (Cost $31,986,380) 69,702,257

PREFERRED STOCK-0.68%

Franklin PR. (Cost $475,000) 4,750 475,000

Total value of investments (Cost

$32,461,380) 70,177,257

Excess of cash and other assets

over liabilities 10,080,025

NET ASSETS $ 80,257,282

Federal Tax Information: At August 31, 2001, the net unrealized appreciation based on cost for Federal income tax purposes of $32,461,380 was as follows:

Aggregate gross unrealized appreciation

for all investments for which there was

an excess of value over cost $ 37,722,140

Aggregate gross unrealized depreciation

for all investments for which there was

an excess of cost over value (6,263)

Net unrealized appreciation $ 37,715,877

===========

See Accountant's Review Report

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

ASSETS

Investments in securities, at

value (identified cost $32,461,380)

(Note 1) $ 70,177,257

Cash 9,929,471

Receivables:

Trade (Notes 5 & 6) $ 96,770

Dividends and interest 227,163

Other 991 324,924

Inventory (Notes 1, 5 & 6) 288,609

Prepaid Expenses 1,161

Total Assets 80,721,422

LIABILITIES

Payables:

Trade 39,554

Accrued income taxes-current 46,500

Accrued expenses 48,311

Deferred income taxes (Notes 1 & 2) 329,775

Total Liabilities 464,140

Commitments and Contingencies (Note 7)

Net Assets $ 80,257,282

===========

Net assets consist of:

Capital paid in $ 12,077,358

Undistributed net investment and

operating income 27,025,376

Accumulated net realized gain on

investment transactions 3,438,671

Net unrealized appreciation in

value of investments (Note 2) 37,715,877

Total $ 80,257,282

===========

Net Asset Value, Offering and

Redemption Price Per Share

(2,060,128 shares of $1.00 par

value capital stock outstanding.) $38.96

===========

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ending August 31, 2001

Investment Income (Note 1)

Income:

Dividends $ 1,264,116

Interest 187,905

Investment Income $ 1,452,021

Expenses:

Investment advisory fee (Note 5) 294,215

Professional fees 44,566

Custodian fees 17,353

Accounting and Shareholder Services 41,266

Printing 12,549

Postage and shipping 4,434

Directors fees 10,119

Blue Sky fees 7,405

Telephone 350

Insurance 39,488

Office expense & miscellaneous 600

472,345

Less: Investment advisory

fee waived 30,000 442,345

Net investment income before

income taxes 1,009,676

Operating Profit (Notes 2, 5 & 7)

Gross Profit 14,385

Less: Operating expenses 16,397

Net operating profit before

income taxes (2,012)

Net Investment and Operating

Income before Income Taxes 1,007,664

Less provision for income taxes

(Notes 2 and 7) 232,990

Net investment and operating income 774,674

Realized and Unrealized Gain (Loss)

on Investments (Notes 2 and 4)

Realized loss from investment

transactions during the period (191,880)

Decrease in unrealized

appreciation of investments

during current period (2,846,640)

Net realized and unrealized

loss (3,038,520)

Net Decrease in Net Assets Resulting

from Operations $ (2,263,846)

============

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT CHANGES IN NET ASSETS

Six Months

Ended Year Ended

8/31/01 2/28/01

Increase (Decrease) in Net Assets

from Operations

Net investment and operating

Income $ 774,674 $ 2,105,970

Net realized gain/loss on

investment transactions (191,880) 5,232,301

Net change in unrealized

appreciation on investments (2,846,640) 10,544,624

Increase (decrease) in net

assets resulting from

operations (2,263,846) 17,882,895

NET EQUALIZATION (DEBITS)

CREDITS (Note 1) (404,348) (2,756,929)

CAPITAL SHARE TRANSACTIONS

(Note 3)

Increase (decrease) in net

assets resulting from capital

share transactions (648,020) (3,275,078)

Total increase (decrease)

in net assets (3,316,214) 11,850,888

NET ASSETS

Beginning of Period 83,573,496 71,722,608

End of Period (including

undistributed net investment

and operating income of

$27,025,376 and $26,250,702

respectively) $ 80,257,282 $ 83,573,496

=========== ===========

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ending August 31, 2001

Increase (Decrease) in Cash

Cash flows from operating activities

Dividends and interest received $ 1,464,228

Proceeds from disposition of long-term

portfolio investments 2,270,802

Receipts from customers 125,404

Payments of taxes, net (460,549)

Expenses paid (437,412)

Purchase of long-term portfolio investments (929,120)

Payments to suppliers (85,870)

Net cash provided by operating activities 1,947,483

============

Cash flows provided by financing activities

Fund shares sold 1,514,985

Fund shares repurchased (2,676,090)

Net cash used by financing activities (1,161,105)

============

Net increase in cash 786,378

Cash at beginning of the year 9,143,093

Cash as of August 31, 2001 $ 9,929,471

============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES

Net decrease in net assets

resulting from operations $(2,284,447)

Decrease in investments 4,173,334

Decrease in dividends and interest receivable 12,207

Increase in receivables from customers (56,981)

Decrease in inventory 97,821

Decrease in receivable for securities sold 143,495

Decrease in redemptions payable 58,134

Decrease in income taxes payable (412,112)

Increase in deferred income taxes payable 207,091

Increase in other assets (1,005)

Increase in accrued expenses 9,946

Total adjustments 4,231,930

Net cash provided by operating activities $ 1,947,483

============

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuations

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Equalization

The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment and operating income on the date of the transaction, is credited or charged to undistributed net investment and operating income.

Distributions

It is the Fund's policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund shares.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Other

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

2. Federal and State Income Taxes

The income tax provision included in the

financial statements is as follows:

Regular tax liability. . . . . . . . . . $ 46,500

Deferred tax liability . . . . . . . . . 186,490

$ 232,990

========

The Fund provides deferred taxes for unrealized appreciation on its investment portfolio to the extent that management anticipates that a liability may exist. The amount of deferred taxes currently available to the Fund is $645,253, consisting of $329,775 accumulated general liability and a cumulative alternative minimum tax carryover of $315,478. The difference between the effective rate on investment and operating income and the expected statutory rate is due substantially to the use by the Fund of the dividends received deduction.

In tax years beginning after 1997, a small corporation is no longer subject to the alternative minimum tax. The Fund qualifies as a small corporation as set forth in Internal Revenue Code, Section 55(e). The cumulative alternative minimum tax carryover from prior years may be used to offset a portion of the regular tax liability. In the current period, the regular federal income tax liability was reduced by $82,088 due to alternative minimum tax carryovers.

The Fund has $191,880 in accumulated capital loss carry forwards which expires on February 28, 2007.

The Fund is qualified and currently conducts business in the State of Florida. The Fund is subject to Florida corporate taxes but is not subject to alternative minimum tax in any year which the Fund does not pay a federal alternative minimum tax.

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

In accordance with FASB-109, Accounting for Income Taxes (applicable for fiscal years commencing after December 31, 1992), the Copley Fund, Inc., has adopted the liability method of accounting for current and deferred tax assets and liabilities

3. Capital Stock

At August 31, 2001 there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

Six Months Ended Year Ended

8/31/01 2/28/01

Shares Amount Shares Amount

Shares sold 70,599 $ 1,514,985 46,959 $ 1,821,656

Shares repurchased (102,817) (2,567,353) (218,604) (7,853,663)

Net Change (32,218) $(1,052,368) (171,645) $(6,032,007)

=========== =========== ========= ===========

4. Purchases and Sales of Securities

Purchases and sales of securities, other than United States government obligations and short-term notes, aggregated $929,120 and $2,270,802 respectively.

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts

corporation, serves as investment advisor to the Fund. Irving Levine,

Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.


COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Since September 1, 1978, in order to encourage the growth of the net asset value of the Fund by keeping expenses to a minimum, CFSC has waived a portion of the investment advisory fee on the first $15 million of average net assets. CFSC has made no commitment to continue this policy.

For the six months ended August 31, 2001, the fee for investment advisory service totaled $294,215 less fees of $30,000 voluntarily waived. Also, during the period unaffiliated directors received $10,119 in director's fees.

The Fund's operating division, which imports merchandise for resale, places a portion of its merchandise on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold. Sales of merchandise to the affiliate amounted to $53,975 during the period.

6. Notes Payable

A $5,000,000 line of credit has been secured for the operating division from Fleet National Bank. The assets of the Fund are pledged as security for this line of credit. The amount currently outstanding on this line is zero.

7. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation's accumulated taxable income at a rate of 39.1% for years commencing after December 31, 2000.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has upheld management's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table presents information about the Fund's

financial history. It is based upon a single share outstanding throughout each fiscal year (which ends on the last day of February).

Year Ended

August February February February February February

31, 2001 28, 2001 29, 2000 28, 1999 28, 1998 28, 1997

Net asset value, beginning

of year $ 39.94 $ 31.68 $ 34.22 $ 32.48 $ 26.59 $ 24.65

Income (loss) for investment

Operations:

Net investment income (loss) 0.50 0.97 1.06 1.01 0.90 0.96

Net gains (losses) on

securities (both realized

and unrealized) (1.48) 7.29 (3.60) 0.73 4.99 0.98

Total investment operations (0.98) 8.26 (2.54) 1.74 5.89 1.94

Net asset value, end of year $ 38.96 $ 39.94 $ 31.68 $ 34.22 $ 32.48 $ 26.59

=================================================================

Total Return (a) -2.45% 26.07% -7.42% 5.36% 22.15% 7.87%

Net assets, last day of

February (in thousands) 80,257 83,573 71,723 87,092 82,713 74,298

Ratio of expenses to

average net assets (b)(c) 1.08% 1.04% 1.06% 0.97% 0.95% 1.00%

Ratio of net income (loss)

to average net assets (c) 2.47% 2.66% 3.01% 2.98% 3.00% 3.51%

Portfolio turnover rate 1.29% 26.26% 6.77% 2.49% 43.01% 9.15%

Number of shares outstanding

at end of period (in

thousands) 2,060 2,092 2,264 2,545 2,546 2,794

  Total return for periods less than one year are not annualized.
  Ratio of expenses presented exclude income taxes.
  Annualized for periods less than one year.

See Accountant's Review Report.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC. Semi-Annual Report

A No-Load Fund August 31, 2001

Investment Adviser

Copley Financial Services Corp.

P.O. Box 3287

Fall River, Massachusetts 02722

Custodian

Fleet Investment Services

111 Westminster Street

Providence, Rhode Island 02903

Transfer Agent

Orbitex Data Services, Inc.

P.O. Box 542007

14707 California Street

Suite 5

Omaha, Nebraska 68154-1952

402-493-4063

800-635-3427

Fax: 402-963-9094

General Counsel

Roberts & Henry

504 Talbot Street

St. Michaels, MD 21663

Auditors

Roy G. Hale, C.P.A.

624 Clarks Run Road

La Plata, MD 20646